Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lee D. Katz, Principal Financial and Accounting Officer of Elwood Energy LLC (the "Company"), certify to the best of my knowledge that:

  the Annual Report on Form 10-K of the Company to which this certification is an exhibit for the year ended September 30, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2002 and for the period then ended.

/s/ Lee D. Katz
Lee D. Katz Principal Financial and Accounting Officer December 18, 2002